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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
                             REGISTRATION STATEMENT

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

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                            FACTORY CARD OUTLET CORP.
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                                                36-3652087
(State of Incorporation                                     (I.R.S. Employer
     or Organization)                                      Identification No.)

                               745 BIRGINAL DRIVE
                        BENSENVILLE, ILLINOIS 60106-1212
                    (Address of Principal Executive Offices)

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       Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
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      None                                                 N/A

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

A description of the Common Stock to be registered hereunder, including all of the information required by Item 202 of Regulation S-K, is contained under the heading "Description of Capital Stock--Common Stock" in the prospectus included in the Registrant's registration statement on Form S-1 filed under the Securities Act of 1933 on November 21, 1996, as amended (Registration No. 333-13827), which description is incorporated herein by reference.

Item 2. Exhibits

1. Form of Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-13827)).

2. Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-13827)).

3. Specimen of Registrant's Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 Registration No. 333-13827)).


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     Dated: December 9, 1996


                                     FACTORY CARD OUTLET CORP.


                                     By: /s/ William E. Freeman
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                                             William W. Freeman
                                             Chairman of the Board of Directors